EXHIBIT 99.2

Supplemental Investor Package ________________________________________________ Third Quarter 2016 Investor Contact: Rohan Pai Tel: 973-948-1364 Rohan.Pai@Selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Balance Sheet Data

(unaudited)

	September 30,				September 30,				December 31,
($ in thousands, except per share data)	2016				2015				2015
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$3,312,160		3,314,526	77,917	$2,901,352		2,904,449	37,945	$2,955,001		2,957,427	8,276
Government and Municipal bonds	1,650,844		1,654,100	78,164	1,679,563		1,686,985	50,263	1,654,556		1,660,320	55,901
Total fixed income securities	4,963,004		4,968,626	156,081	4,580,915		4,591,434	88,208	4,609,557		4,617,747	64,177
Equities	147,304		147,304	24,323	221,951		221,951	1,131	207,051		207,051	13,235
Short-term investments	169,604		169,604	-	125,855		125,855	-	194,819		194,819	-
Other investments	88,512		88,512	-	85,146		85,146	-	77,842		77,842	-
Total invested assets	$5,368,424		5,374,046	180,404	$5,013,867		5,024,386	89,339	$5,089,269		5,097,459	77,412

Invested assets per $ of stockholders' equity	3.41				3.69				3.64

Total assets	7,363,233				6,891,877				6,904,433

Liabilities:
Reserve for loss and loss expenses	3,686,586				3,517,751				3,517,728
Unearned premium reserve	1,306,255				1,218,884				1,169,710

Total liabilities	5,788,329				5,532,855				5,506,392

Stockholders' equity	1,574,904				1,359,022				1,398,041

Total debt to capitalization ratio	21.2%				22.2%				21.7%

Book value per share	27.22				23.77				24.37

Book value per share excluding
unrealized gain or loss on fixed income portfolio	25.53				22.88				23.74

NPW per insurance segment employee	1,021				958				979

Statutory premiums to surplus ratio	1.4	x			1.5	x			1.5	x

Statutory surplus	1,551,227				1,367,343				1,426,320

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Income Statement Data

(unaudited)

		Quarter Ended September 30,				Year-to-Date September 30,
	($ in thousands, except per share amounts)	2016		2015		2016		2015
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$581,691		$540,457		$1,701,912		$1,586,322
	Operating income	36,104	0.62	46,796	0.81	117,348	2.00	110,221	1.90
	Net realized gains, after tax	2,398	0.04	200	-	1,787	0.03	10,251	0.18
	Net income	38,502	0.66	46,996	0.81	119,135	2.03	120,472	2.08
	Return on equity	9.8%		14.1%		10.7%		12.2%
	Operating return on equity	9.2%		14.0%		10.5%		11.2%

	Total Insurance Operations
	Gross premiums written	677,488		637,528		2,003,736		1,868,760
	Net premiums written	578,773		545,025		1,722,272		1,595,246
	Net premiums earned	542,429		507,390		1,596,819		1,473,822
Underwriting gain	- before tax	32,033		44,831		116,765		99,976
	- after tax	20,821	0.35	29,140	0.50	75,897	1.29	64,984	1.12
	GAAP combined ratio	94.1%		91.2%		92.7%		93.2%

	Standard Commercial Lines
	Net premiums earned	421,586		389,542		1,235,752		1,132,280
	GAAP combined ratio	92.9%		88.7%		91.8%		90.3%
	Standard Personal Lines
	Net premiums earned	68,690		72,088		209,719		216,638
	GAAP combined ratio	93.8%		96.1%		90.9%		102.0%
	Excess and Surplus Lines
	Net premiums earned	52,153		45,760		151,348		124,904
	GAAP combined ratio	104.5%		104.4%		102.3%		104.0%

	Investments
Net investment income	- before tax	33,375		32,061		95,326		91,208
	- after tax	24,913	0.42	24,555	0.42	71,998	1.23	70,542	1.22
	Effective tax rate	25.4%		23.4%		24.5%		22.7%
	Annualized after-tax yield on investment portfolio					1.8%		1.9%
	Annualized after-tax, after-interest expense yield					1.6%		1.6%
	Invested assets per $ of stockholders' equity					3.41		3.69

	Other expenses (net of other income)
Interest expense	- before tax	(5,714)		(5,610)		(16,940)		(16,826)
	- after tax	(3,714)	(0.06)	(3,646)	(0.06)	(11,011)	(0.19)	(10,937)	(0.18)

	Other expense - after tax	$(5,916)	(0.09)	$(3,253)	(0.05)	$(19,536)	(0.33)	$(14,368)	(0.26)

	Diluted weighted avg shares outstanding	58,731		57,984		58,612		57,838

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Third Quarter
($ in thousands)	Quarter Ended September 30, 2016				Quarter Ended September 30, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	$449,544	76,225	53,004	578,773	$414,031	76,927	54,067	545,025
Net Premiums Earned	421,586	68,690	52,153	542,429	389,542	72,088	45,760	507,390
Loss and Loss Expense Incurred	238,215	41,582	36,461	316,258	203,621	49,588	31,952	285,161
Net Underwriting Expenses Incurred	152,706	22,837	18,054	193,597	139,973	19,674	15,830	175,477
Dividends to Policyholders	541	-	-	541	1,921	-	-	1,921
GAAP Underwriting Gain (Loss)	$30,124	4,271	(2,362)	32,033	$44,027	2,826	(2,022)	44,831

GAAP Ratios
Loss and Loss Expense Ratio	56.5%	60.5%	69.9%	58.3%	52.3%	68.8%	69.8%	56.2%
Underwriting Expense Ratio	36.3%	33.3%	34.6%	35.7%	35.9%	27.3%	34.6%	34.6%
Dividends to Policyholders Ratio	0.1%	0.0%	0.0%	0.1%	0.5%	0.0%	0.0%	0.4%
Combined Ratio	92.9%	93.8%	104.5%	94.1%	88.7%	96.1%	104.4%	91.2%

Year-to-Date
($ in thousands)	Year-to-Date September 30, 2016				Year-to-Date September 30, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	$1,353,615	213,770	154,887	1,722,272	$1,240,110	217,937	137,199	1,595,246
Net Premiums Earned	1,235,752	209,719	151,348	1,596,819	1,132,280	216,638	124,904	1,473,822
Loss and Loss Expense Incurred	683,183	123,489	105,209	911,881	619,857	156,490	85,374	861,721
Net Underwriting Expenses Incurred	447,528	67,229	49,604	564,361	397,829	64,443	44,563	506,835
Dividends to Policyholders	3,812	-	-	3,812	5,290	-	-	5,290
GAAP Underwriting Gain (Loss)	$101,229	19,001	(3,465)	116,765	$109,304	(4,295)	(5,033)	99,976

GAAP Ratios
Loss and Loss Expense Ratio	55.3%	58.9%	69.5%	57.1%	54.7%	72.2%	68.4%	58.5%
Underwriting Expense Ratio	36.2%	32.0%	32.8%	35.4%	35.1%	29.8%	35.6%	34.3%
Dividends to Policyholders Ratio	0.3%	0.0%	0.0%	0.2%	0.5%	0.0%	0.0%	0.4%
Combined Ratio	91.8%	90.9%	102.3%	92.7%	90.3%	102.0%	104.0%	93.2%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

September 2016 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	September	September	Increase	September	September	Increase
($ in thousands, except per share data)	2016	2015	(Decrease)	2016	2015	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$32,453	30,601	6	$95,850	92,227	4
Short-term	192	24	700	493	72	585
Other Investments	1,628	1,337	22	(49)	(781)	94
Dividends	1,506	2,370	(36)	5,940	6,546	(9)
	35,779	34,332	4	102,234	98,064	4

Investment Expense	2,404	2,271	6	6,908	6,856	1

Net Investment Income Before Tax	33,375	32,061	4	95,326	91,208	5

Tax	8,462	7,506	13	23,328	20,666	13

Net Investment Income After Tax	$24,913	24,555	1	$71,998	70,542	2

Net Investment Income per Share	$0.42	0.42	-	$1.23	1.22	1

Effective Tax Rate	25.4%	23.4%		24.5%	22.7%

Average Yields :

Fixed Income Securities:
Pre Tax				2.67%	2.74%
After Tax				2.00%	2.08%

Portfolio:
Pre Tax				2.43%	2.48%
After Tax				1.84%	1.92%

	Quarter Ended		Year-to-Date
	September	September	September	September
Net Realized Gains (Losses)	2016	2015	2016	2015
Fixed Income Securities	$2,163	(80)	$1,944	587
Equity Securities	1,522	388	806	15,838
Other Investments	3	-	(1)	(654)

Total	3,688	308	2,749	15,771
Net of Tax	2,398	200	1,787	10,251

As of September 30, 2016 year-to-date new money rates for fixed income securities were 2.9% on a pre-tax basis and 2.0% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Quarter Ended September 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain (Loss)
Standard Personal Lines:

Homeowners	$36,131	(3.6)%	$32,031	(4.9)%	41.9%	8.6%	35.9%	0.0%	86.4%	96.8%	$2,873
Auto	38,114	1.3%	34,865	(4.8)%	63.3%	11.0%	36.0%	0.0%	110.3%	103.4%	(4,752)
Other (including flood)	1,980	8.4%	1,794	(0.0)%	62.0%	(83.5)%	(143.8)%	0.0%	(165.3)%	(118.3)%	5,028
Total	$76,225	(0.9)%	$68,690	(4.7)%	53.3%	7.4%	31.3%	0.0%	92.0%	95.0%	$3,149

Standard Commercial Lines:

Commercial property	$82,695	6.5%	$74,052	8.0%	42.0%	5.1%	38.0%	0.1%	85.2%	67.8%	$7,703
Workers compensation	81,646	9.7%	78,596	5.4%	37.0%	13.4%	29.5%	0.2%	80.2%	84.0%	14,689
General liability	141,556	8.3%	133,981	8.7%	32.5%	15.8%	36.3%	0.1%	84.7%	89.1%	17,714
Auto	108,655	10.9%	100,612	10.9%	70.3%	10.4%	33.6%	0.1%	114.5%	104.5%	(17,257)
Businessowners' policies	23,985	0.2%	24,461	3.1%	55.3%	11.9%	39.6%	0.0%	106.8%	100.0%	(1,482)
Bonds	6,723	25.1%	5,795	15.2%	12.8%	7.2%	55.0%	0.0%	75.0%	91.5%	937
Other	4,282	8.8%	4,089	12.7%	0.3%	0.4%	60.0%	0.0%	60.6%	60.0%	1,494
Total	$449,544	8.6%	$421,586	8.2%	44.8%	11.7%	35.4%	0.1%	92.0%	88.4%	$23,799

E&S	$53,004	(2.0)%	$52,153	14.0%	52.1%	17.9%	31.4%	0.0%	101.4%	101.1%	$(986)

Total Insurance Operations	$578,773	6.2%	$542,429	6.9%	46.5%	11.8%	34.5%	0.1%	92.9%	90.5%	$25,962

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	$226,037	$237,573
	LAE Paid	48,335	50,084
	Total Paid	$274,372	$287,657

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Year-to-Date September 2016 (unaudited)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2016	2015	Gain (Loss)
Standard Personal Lines:

Homeowners	$98,697	(3.1)%	$98,342	(2.7)%	39.7%	8.5%	37.2%	0.0%	85.4%	108.0%	$14,253
Auto	110,093	(0.9)%	106,526	(3.5)%	59.8%	11.2%	35.4%	0.0%	106.4%	105.5%	(8,120)
Other (including flood)	4,980	0.1%	4,851	(5.7)%	63.4%	(50.9)%	(158.7)%	0.0%	(146.2)%	(108.5)%	12,148
Total	$213,770	(1.9)%	$209,719	(3.2)%	50.4%	8.5%	31.8%	0.0%	90.7%	101.7%	$18,280

Standard Commercial Lines:

Commercial property	$237,693	8.4%	$217,821	9.1%	41.6%	4.9%	38.5%	0.3%	85.0%	86.9%	$25,186
Workers compensation	252,032	7.8%	229,847	7.4%	40.2%	13.8%	28.0%	0.8%	82.8%	87.7%	33,220
General liability	431,751	9.1%	391,349	9.5%	34.5%	13.7%	35.5%	0.2%	83.9%	80.0%	48,820
Auto	325,751	11.7%	294,927	11.0%	66.1%	9.7%	32.8%	0.2%	108.9%	101.5%	(36,277)
Businessowners' policies	74,055	3.2%	73,016	4.9%	43.9%	11.6%	39.1%	0.0%	94.7%	108.9%	3,479
Bonds	19,494	18.8%	16,924	11.8%	12.8%	7.4%	56.7%	0.0%	76.8%	87.5%	2,463
Other	12,839	11.5%	11,868	11.4%	(0.2)%	0.3%	56.9%	0.0%	56.9%	56.0%	4,558
Total	$1,353,615	9.2%	$1,235,752	9.1%	44.3%	10.9%	34.6%	0.3%	90.1%	89.4%	$81,449

E&S	$154,887	12.9%	$151,348	21.2%	50.2%	19.3%	31.4%	0.0%	100.9%	101.8%	$(2,461)

Total Insurance Operations	$1,722,272	8.0%	$1,596,819	8.3%	45.6%	11.4%	34.0%	0.2%	91.2%	92.3%	$97,268

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	$678,430	$656,683
	LAE Paid	145,504	144,145
	Total Paid	$823,934	$800,828

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$2,480	3.6%	$5,784	8.0%	$6,809	3.2%	$20,381	9.4%

Standard Commercial Lines	6,204	1.5%	757	0.2%	21,476	1.7%	33,016	2.9%

E&S	1,710	3.3%	308	0.7%	4,895	3.2%	2,752	2.2%

Total Insurance Operations	$10,394	1.9%	$6,850	1.3%	$33,180	2.1%	$56,149	3.8%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$-	0.0%	$-	0.0%	$-	0.0%	$-	0.0%

Standard Commercial Lines	(19,000)	(4.5)%	(19,000)	(4.9)%	(49,000)	(4.0)%	(61,000)	(5.4)%

E&S	-	0.0%	4,000	8.7%	3,000	2.0%	6,000	4.8%

Total Insurance Operations	$(19,000)	(3.5)%	$(15,000)	(3.0)%	$(46,000)	(2.9)%	$(55,000)	(3.7)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Balance Sheets	Unaudited
($ in thousands, except share amounts)	September 30, 2016	December 31, 2015
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $136,094 – 2016; $209,544 – 2015)	$130,472	201,354
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,682,267 – 2016; $4,352,514 – 2015)	4,832,532	4,408,203
Equity securities, available-for-sale – at fair value (cost: $122,981 – 2016; $193,816 – 2015)	147,304	207,051
Short-term investments (at cost which approximates fair value)	169,604	194,819
Other investments	88,512	77,842
Total investments	5,368,424	5,089,269
Cash	1,493	898
Interest and dividends due or accrued	39,901	38,501
Premiums receivable, net of allowance for uncollectible accounts of: $5,907 – 2016; $4,422 – 2015	711,589	615,164
Reinsurance recoverables, net of allowance for uncollectible accounts of: $5,500 – 2016; $5,700 – 2015	640,012	561,968
Prepaid reinsurance premiums	151,981	140,889
Deferred federal income tax	41,656	92,696
Property and equipment – at cost, net of accumulated depreciation and amortization of: $198,171 – 2016; $188,548 – 2015	69,812	65,701
Deferred policy acquisition costs	235,934	213,159
Goodwill	7,849	7,849
Other assets	94,582	78,339
Total assets	$7,363,233	6,904,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,686,586	3,517,728
Unearned premiums	1,306,255	1,169,710
Short-term debt	45,000	60,000
Long-term debt	378,551	328,192
Current federal income tax	6,509	7,442
Accrued salaries and benefits	103,583	167,336
Other liabilities	261,845	255,984
Total liabilities	$5,788,329	5,506,392

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 101,505,201 – 2016; 100,861,372 – 2015	203,011	201,723
Additional paid-in capital	342,846	326,656
Retained earnings	1,538,928	1,446,192
Accumulated other comprehensive income (loss)	62,209	(9,425)
Treasury stock – at cost (shares: 43,653,034 – 2016; 43,500,642 – 2015)	(572,090)	(567,105)
Total stockholders’ equity	$1,574,904	1,398,041
Commitments and contingencies
Total liabilities and stockholders’ equity	$7,363,233	6,904,433

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Income	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands, except per share amounts)	2016	2015	2016	2015
Revenues:
Net premiums earned	$542,429	507,390	1,596,819	1,473,822
Net investment income earned	33,375	32,061	95,326	91,208
Net realized gains:
Net realized investment gains	4,030	1,590	7,233	23,598
Other-than-temporary impairments	(342)	(1,282)	(4,494)	(7,827)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	—	10	—
Total net realized gains	3,688	308	2,749	15,771
Other income	2,199	698	7,018	5,521
Total revenues	581,691	540,457	1,701,912	1,586,322

Expenses:
Loss and loss expense incurred	316,258	285,161	911,881	861,721
Policy acquisition costs	193,835	174,802	567,793	509,295
Interest expense	5,714	5,610	16,940	16,826
Other expenses	10,441	9,045	35,669	29,586
Total expenses	526,248	474,618	1,532,283	1,417,428

Income before federal income tax	55,443	65,839	169,629	168,894

Federal income tax expense:
Current	5,625	9,141	38,027	29,128
Deferred	11,316	9,702	12,467	19,294
Total federal income tax expense	16,941	18,843	50,494	48,422

Net income	$38,502	46,996	119,135	120,472

Earnings per share:
Basic net income	$0.66	0.82	2.06	2.11

Diluted net income	$0.66	0.81	2.03	2.08

Dividends to stockholders	$0.15	0.14	0.45	0.42

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Comprehensive Income	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands)	2016	2015	2016	2015
Net income	$38,502	46,996	119,135	120,472

Other comprehensive (loss) income, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during period	(8,444)	5,442	70,473	(18,132)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	—	(6)	—
Amounts reclassified into net income:
Held-to-maturity securities	(9)	(63)	(68)	(353)
Non-credit other-than-temporary impairments	—	—	—	232
Realized gains on available-for-sale securities	(2,395)	(199)	(1,786)	(10,906)
Total unrealized (losses) gains on investment securities	(10,848)	5,180	68,613	(29,159)

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	1,050	1,110	3,021	3,332
Total defined benefit pension and post-retirement plans	1,050	1,110	3,021	3,332
Other comprehensive (loss) income	(9,798)	6,290	71,634	(25,827)
Comprehensive income	$28,704	53,286	190,769	94,645

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Stockholders’ Equity	Nine Months ended September 30,
($ in thousands, except per share amounts)	2016	2015
Common stock:
Beginning of year	$201,723	199,896
Dividend reinvestment plan (shares: 29,865 – 2016; 38,947 – 2015)	60	78
Stock purchase and compensation plans (shares: 613,964 – 2016; 686,984 – 2015)	1,228	1,374
End of period	203,011	201,348

Additional paid-in capital:
Beginning of year	326,656	305,385
Dividend reinvestment plan	1,035	1,014
Stock purchase and compensation plans	15,155	14,588
End of period	342,846	320,987

Retained earnings:
Beginning of year	1,446,192	1,313,440
Net income	119,135	120,472
Dividends to stockholders ($0.45 per share – 2016; $0.42 per share – 2015)	(26,399)	(24,376)
End of period	1,538,928	1,409,536

Accumulated other comprehensive income (loss):
Beginning of year	(9,425)	19,788
Other comprehensive income (loss)	71,634	(25,827)
End of period	62,209	(6,039)

Treasury stock:
Beginning of year	(567,105)	(562,923)
Acquisition of treasury stock (shares: 152,392 – 2016; 139,031 – 2015)	(4,985)	(3,887)
End of period	(572,090)	(566,810)
Total stockholders’ equity	$1,574,904	1,359,022

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Cash Flow	Nine Months ended September 30,
($ in thousands)	2016	2015
Operating Activities
Net income	$119,135	120,472

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45,563	43,868
Stock-based compensation expense	8,950	7,626
Undistributed losses of equity method investments	49	781
Net realized gains	(2,749)	(15,771)

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	90,814	60,065
Increase in unearned premiums, net of prepaid reinsurance	125,453	121,424
Decrease in net federal income taxes	11,534	27,980
Increase in premiums receivable	(96,425)	(95,188)
Increase in deferred policy acquisition costs	(22,775)	(28,058)
(Increase) decrease in interest and dividends due or accrued	(1,356)	979
Decrease in accrued salaries and benefits	(63,753)	(338)
Increase in other assets	(16,280)	(13,888)
(Decrease) increase in other liabilities	(20,686)	29,081
Net adjustments	58,339	138,561
Net cash provided by operating activities	177,474	259,033

Investing Activities
Purchase of fixed income securities, available-for-sale	(842,253)	(731,154)
Purchase of fixed income securities, held-to-maturity	(4,235)	—
Purchase of equity securities, available-for-sale	(24,747)	(192,717)
Purchase of other investments	(34,994)	(6,589)
Purchase of short-term investments	(1,307,024)	(1,084,794)
Sale of fixed income securities, available-for-sale	33,448	22,323
Sale of short-term investments	1,332,239	1,090,911
Redemption and maturities of fixed income securities, held-to-maturity	74,186	79,972
Redemption and maturities of fixed income securities, available-for-sale	483,877	403,510
Sale of equity securities, available-for-sale	99,420	148,228
Distributions from other investments	18,512	22,038
Purchase of property and equipment	(13,421)	(11,869)
Net cash used in investing activities	(184,992)	(260,141)

Financing Activities
Dividends to stockholders	(24,885)	(22,848)
Acquisition of treasury stock	(4,985)	(3,887)
Net proceeds from stock purchase and compensation plans	4,906	6,016
Proceeds from borrowings	105,000	15,000
Repayments of borrowings	(70,000)	—
Excess tax benefits from share-based payment arrangements	1,917	1,498
Repayments of capital lease obligations	(3,840)	(3,517)
Net cash provided by (used in) financing activities	8,113	(7,738)
Net increase (decrease) in cash	595	(8,846)
Cash, beginning of year	898	23,959
Cash, end of period	$1,493	15,113

 Selective Insurance Group, Inc.

 Combined Insurance Company Subsidiaries

 Statutory Balance Sheets

 (unaudited)

	September 30,	September 30,	December 31,
($ in thousands)	2016	2015	2015

ASSETS
Bonds	$4,737,691	4,438,650	4,491,136
Common stocks	135,489	210,197	194,789
Preferred stocks	11,310	11,708	11,856
Affiliated mortgage loan	34,538	35,366	35,163
Other investments	134,972	136,591	128,788
Short-term investments	147,891	109,393	165,678
Total investments	5,201,891	4,941,905	5,027,410

Cash on hand and in banks	5,581	(6,272)	(34,378)
Interest and dividends due and accrued	39,843	37,944	38,466
Premiums receivable	705,735	648,264	609,146
Reinsurance recoverable on paid losses and expenses	9,326	11,288	10,949
Deferred tax recoverable	159,475	146,936	142,066
EDP equipment	389	436	390
Equities and deposits in pools and associations	12,533	12,394	10,920
Receivable for sold securities	6	64	17
Other assets	30,343	26,798	28,300
Total assets	$6,165,122	5,819,757	5,833,286

LIABILITIES
Reserve for losses	$2,477,012	2,427,024	2,426,583
Reinsurance payable on paid loss and loss expense	3,472	2,677	2,841
Reserve for loss expenses	561,520	526,253	525,322
Unearned premiums	1,154,274	1,070,250	1,028,820
Reserve for commissions payable	83,202	73,293	89,740
Ceded balances payable	46,471	32,626	37,222
Federal income tax payable	18,332	22,996	25,644
Premium and other taxes payable	21,375	24,257	23,998
Borrowed money	95,156	60,029	60,031
Reserve for dividends to policyholders	6,587	5,989	5,805
Reserves for unauthorized reinsurance	2,030	7,661	2,030
Payable for securities	31,326	31,974	6,204
Funds withheld on account of others	10,671	7,695	6,806
Accrued salaries and benefits	69,337	69,837	77,933
Other liabilities	33,130	89,853	87,987
Total liabilities	4,613,895	4,452,414	4,406,966

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	1,015,633	831,749	890,726
Total policyholders' surplus	1,551,227	1,367,343	1,426,320
Total liabilities and policyholders' surplus	$6,165,122	5,819,757	5,833,286

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended September				Nine Months Ended September
($ in thousands)	2016		2015		2016		2015
UNDERWRITING
Net premiums written	$578,773		545,025		1,722,272		1,595,246

Net premiums earned	542,429		507,390		1,596,819		1,473,822

Net losses paid	226,037		237,573		678,430		656,683
Change in reserve for losses	26,528		(11,051)		50,463		28,493
Net losses incurred	252,565	46.5%	226,522	44.6%	728,893	45.6%	685,176	46.5%

Net loss expenses paid	48,335		50,084		145,504		144,145
Change in reserve for loss expenses	15,460		8,083		36,198		32,744
Net loss expenses incurred	63,795	11.8%	58,167	11.5%	181,702	11.4%	176,889	12.0%

Net underwriting expenses incurred	201,060	34.8%	185,183	33.9%	590,178	34.3%	537,019	33.6%

Total deductions	517,420		469,872		1,500,773		1,399,084
Statutory underwriting gain	25,009		37,518		96,046		74,738

Net loss from premium balances charged off	(734)		(833)		(2,058)		(2,146)
Finance charges and other income	2,228		772		7,092		5,688
Total other income	1,494	-0.3%	(61)	0.1%	5,034	-0.3%	3,542	-0.2%
Policyholders' dividends incurred	(541)	0.1%	(1,921)	0.4%	(3,812)	0.2%	(5,290)	0.4%
Total underwriting gain	25,962	92.9%	35,536	90.5%	97,268	91.2%	72,990	92.3%

INVESTMENT
Net investment income earned	32,398		31,821		93,920		91,103
Net realized gain	3,689		309		2,747		15,770
Total income before income tax	62,049		67,666		193,935		179,863

Federal income tax expense	8,778		17,938		47,283		37,729

Net income	$53,271		49,728		146,652		142,134

Policyholders' Surplus
Surplus, beginning of period	$1,506,535		1,344,630		1,426,320		1,307,842

Net income	53,271		49,728		146,652		142,134
Change in deferred taxes	(10,503)		752		(9,002)		(11,401)
Change in net unrealized capital (losses) / gains	(1,078)		(6,554)		7,159		(20,101)
Dividends to stockholders	(15,254)		(14,438)		(45,761)		(43,314)
Change in non-admitted assets	16,729		(8,390)		21,471		(12,661)
Change in Overfunded Contra Asset	(28,408)		(281)		(52,108)		(842)
Qual Pen Trans Liab	29,908		1,845		56,425		5,534
Excess Plan Trans Liab	22		44		60		130
PRL Plan Trans Liab	5		7		11		22

Net change in surplus for period	44,692		22,713		124,907		59,501

Surplus, end of period	$1,551,227		1,367,343		1,551,227		1,367,343

Statutory underwriting gain	$25,962		35,536		97,268		72,990

Adjustments under GAAP:
Deferred policy acquisition costs	7,380		10,442		22,775		28,058
Other, net	(1,309)		(1,147)		(3,278)		(1,072)
GAAP underwriting gain	$32,033		44,831		116,765		99,976

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
September 30, 2016
(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	15	150,456,790	57,793,283	35,443,848
Private Credit	8	92,000,000	30,762,618	27,708,889
Real Assets	7	100,000,000	22,922,421	15,329,396
TOTAL - ALTERNATIVE INVESTMENTS	30	342,456,790	111,478,322	78,482,133

Exhibit may not foot due to rounding